Exhibit 32(b)
18 U.S.C. SECTION 1350 CERTIFICATION
I, Paulo Basilio, Chief Financial Officer of H. J. Heinz Corporation II, a Delaware corporation (the “Company”), hereby certify that, to my knowledge:

1.
The Company’s periodic report on Form 10-Q for the period ended June 29, 2014 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paulo Basilio
Name:	Paulo Basilio
Title:	Chief Financial Officer

Date: August 12, 2014